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Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Amendment No. 1 to the Registration No. 333-104608 of FairPoint Communications, Inc. on Form S-4 of our report dated February 25, 2003 (relating to the financial statements of Orange County-Poughkeepsie Limited Partnership), appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

New York, New York
July 18, 2003

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  Exhibit 23.3
INDEPENDENT AUDITORS' CONSENT